AS FILED WITH THE  SECURITIES  AND  EXCHANGE  COMMISSION  ON March 8, 1996.
                                                       Registration No. 33-21344
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                         POST-EFFECTIVE AMENDMENT NO. 3

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                -----------------

                                 BHP COPPER INC.
             (Exact name of registrant as specified in its charter)
          Delaware                                          86-0219794
(State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                      Identification Number)

                                -----------------
                          7400 N. Oracle Rd., Suite 200
                              Tucson, Arizona 85704
                                 (520) 575-5600
               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)
                                ----------------

                                Douglas J. Purdom
                             Chief Financial Officer
                          7400 N. Oracle Rd., Suite 200
                              Tucson, Arizona 85704
                                 (520) 575-5600
       (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                -----------------

                                    Copy to:

                               Stephen D. Pidgeon
                              Snell & Wilmer L.L.P.
                               One Arizona Center
                           Phoenix, Arizona 85004-0001
                                 (602) 382-6252

================================================================================

                         POST-EFFECTIVE AMENDMENT NO. 3
                         ------------------------------

         Pursuant to a Registration Statement on Form S-8, Registration No. 33-21344 (the "Registration Statement"), BHP Copper Inc., formerly Magma Copper Company (the "Company"), registered 1,903,630 shares of its Class B common stock, $.01 par value, for sale pursuant to the Company's 1987 Stock Option and Stock Award Plan. In 1992, each outstanding share of the Company's Class B common stock and its Class A common stock was reclassified and converted into one share of a single class of common stock. The Company hereby withdraws from registration all the shares of common stock remaining unsold under the Registration Statement as of the date of this Post-Effective Amendment No. 3.


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

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  List of Exhibits.

         Exhibit No.                Description
         -----------                -----------

            24.1           Power of Attorney




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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 3 to this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tucson, State of Arizona, on March 7, 1996.

                              BHP COPPER INC.


                              By:    /s/ Douglas J. Purdom
                                  --------------------------------------------
                                     Douglas J. Purdom
                                     Vice President and Chief Financial Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


      Signature                      Title                          Date
      ---------                      -----                          ----

          *                   President and Chief              March 7, 1996
-----------------------        Executive Officer
J. Burgess Winter

/s/ Douglas J. Purdom       Vice President and Chief           March 7, 1996
-----------------------        Financial Officer
Douglas J. Purdom           (Principal Financial and
                              Accounting Officer)

          *                         Director                   March 7, 1996
-----------------------
T. Rognald Dankmeyer

          *                         Director                   March 7, 1996
-----------------------
Donald E. Egan

          *                         Director                   March 7, 1996
-----------------------
Stefano Giorgini


*By  /s/ Douglas J. Purdom
    ----------------------
    Douglas J. Purdom
    Attorney-in-fact


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